Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission an amendment to said registration statement;

     WHEREAS, each of the undersigned is an officer or both an officer and a director of the Company;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of his offices and capacities as an officer or as both an officer and director of the Company, to execute and file such registration statement with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan , and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 25th day of July, 1997.



\s\ Ivan Seidenberg         \s\ F.V. Salerno                  \s\ M. Meskin
---------------------       ------------------------          ------------------
Ivan Seidenberg             Frederic V. Salerno               Mel Meskin
Chairman of the Board       Vice Chairman - Finance           Vice President and
and Chief Executive         and Business Development          Comptroller
Officer

State of New York                   )
                                    )ss.:
County of Westchester               )


     On the 25th day of July, 1997 personally appeared before me, I. G. Seidenberg, F.V. Salerno and M. Meskin, to me known and known to me to be the persons described in and who executed the foregoing instrument, and they severally duly acknowledged to me that they and each of them executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 25th day of July, 1997.


                                             \s\ Ina H. Callery
                                             -------------------------
                                             INA H. CALLERY
                                             Notary Public, State of New York
                                             No. 4834371
                                             Qualified in Westchester County
                                             Commission Expires June 30, 1999

                                                                      Exhibit 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission an amendment to said registration statement;

     WHEREAS, the undersigned is a director of the Company;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 22th day of July, 1997.


\s\ R.L. Carrion
------------------
Richard L. Carrion
Director

Commonwealth of Puerto Rico)
                            )ss.:
City of San Juan            )

     On the 22th day of July, 1997, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 22th day of July, 1997


                                              \s\ Estela Martinez De Miranda
                                              ------------------------------
                                              ESTELA MARTINEZ DE MIRANDA
                                              Abogada Notario
                                              Affidavit No. 797

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission an amendment to said registration statement;

     WHEREAS, the undersigned is a director of the Company;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 18th day of July, 1997.

\s\ J.R. de Vink
---------------------
Lodewijk J.R. de Vink
Director

State of NJ              )
                         )ss.:
County of Morris         )

     On the 18th day of July, 1997, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 18th day of July, 1997

                                             \s\ Athena E. Leonard
                                             ---------------------
                                             ATHENA E. LEONARD
                                             A Notary Public of New Jersey
                                             My Commission Expires April 5, 1999

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission an amendment to said registration statement;

     WHEREAS, the undersigned is a director of the Company;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 22th day of July, 1997.

\s\ Stanley P. Goldstein
--------------------
Stanley P. Goldstein
Director

State of R.I.            )
                         )ss.:
County of Prov.          )

     On the 22 day of July, 1997, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

          Witness my hand and official seal this 22nd day of July, 1997

                                             \s\ Mary Jane McCusker
                                             ----------------------
                                             MARY JANE MCCUSKER
                                             Notary Public State of Rhode Island
                                             My Commission Expires 12-18-00

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission an amendment to said registration statement;

     WHEREAS, the undersigned is a director of the Company;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21th day of July, 1997.

\s\ Helene L. Kaplan
--------------------
Helene L. Kaplan
Director

State of New York        )
                         )ss.:
County of New York       )

     On the 21 day of July, 1997, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 21st day of July, 1997

                                            \s\ Beverly Jaeger
                                            ------------------
                                            BEVERLY JAEGER
                                            Notary Public, State of New York
                                            No. 41-4666996
                                            Qualified in Queens County
                                            Certificate Filed in New York County
                                            Commission Expires August 31, 1998

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission an amendment to said registration statement;

     WHEREAS, the undersigned is a director of the Company;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 23th day of July, 1997.

\s\ Edward E. Phillips
------------------
Edward E. Phillips
Director

State of MA              )
                         )ss.:
County of Middlesex      )

     On the 23 day of July, 1997, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 23th day of July, 1997




                                                   \s\ Barbara P. Casey
                                                   --------------------
                                                   BARBARA P. CASEY
                                                   1-20-2000

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission an amendment to said registration statement;

     WHEREAS, the undersigned is a director of the Company;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21th day of July, 1997.

\s\ Hugh B. Price
-------------------
Hugh B. Price
Director

State of New York        )
                         )ss.:
County of New York       )

     On the 21st day of July, 1997, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 21st day of July, 1997

                                            \s\ Elizabeth L. Stubbs
                                            -----------------------
                                            ELIZABETH L. STUBBS
                                            Notary Public, State of New York
                                            No. 24-4668223
                                            Qualified in Kings County
                                            Certificate filed in New York County
                                            Commission Expires Jan. 31, 1999

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission an amendment to said registration statement;

     WHEREAS, the undersigned is a director of the Company;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 22nd day of July, 1997.

\s\ Walter V. Shipley
-----------------
Walter V. Shipley
Director

State of NY              )
                         )ss.:
County of NY             )

     On the 22nd day of July, 1997, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 22nd day of July, 1997


                                            \s\ Denise G. Connors
                                            ---------------------
                                            DENISE G. CONNORS
                                            Notary Public, State of New York
                                            No. 41 - 4961972
                                            Qualified in Queens County
                                            Certificate filed in New York County
                                            Commission Expires February 12, 1998

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan; and

     WHEREAS, the Company proposes to file with the Securities and Exchange Commission an amendment to said registration statement;

     WHEREAS, the undersigned is a director of the Company;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such registration statement with respect to the shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Share Owner Dividend Reinvestment and Stock Purchase Plan, and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21st day of July, 1997.

\s\ John R. Stafford
----------------------
John R. Stafford
Director

State of New Jersey      )
                         )ss.:
County of Morris         )

     On the 21st day of July, 1997, personally appeared before me the Director, known to me to be the person described in and who executed the foregoing instrument, such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 21st day of July, 1997

                                              \s\ Brenda L. Santuccio
                                              -------------------
                                              BRENDA L. SANTUCCIO
                                              Notary Public Of New Jersey
                                              My Commission Expires May 26, 1998